UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2012

SENIOR HOUSING PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-15319	04-3445278
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

On July 17, 2012, Senior Housing Properties Trust, or the Company, agreed to sell $350,000,000 aggregate principal amount of its 5.625% Senior Notes due 2042, or the Notes, in an underwritten public offering.  The Notes are expected to be issued on July 20, 2012, and will be issued under a supplemental indenture to the Company’s indenture dated December 20, 2001.  The Notes will be senior unsecured obligations of the Company and will have substantially the same covenants as the most recent series of the Company’s senior unsecured notes issued under that indenture.

The Company expects to apply the estimated $338.8  million of net proceeds after expenses from this offering to prepay the variable portion of its Federal National Mortgage Association secured term loan, to repay borrowings under its revolving credit facility and for general business purposes, which may include funding possible future acquisitions of properties.

A prospectus supplement relating to the Notes will be filed with the Securities and Exchange Commission, or the SEC.  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The brief descriptions of the covenants applicable to the Notes and related definitions are qualified in their entirety by reference to such covenants and definitions as they appear in the supplemental indenture for the Notes, the form of which is filed as Exhibit 4.1 to this Current Report on Form 8-K, or in the related indenture, a copy of which is filed with the SEC as Exhibit 4.1 to the Company’s Registration Statement on Form S-3, File No. 333-76588, each of which is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

1.1

Underwriting Agreement dated as of July 17, 2012, between Senior Housing Properties Trust and the underwriters named therein, pertaining to $350,000,000 in aggregate principal amount of 5.625% Senior Notes due 2042.

4.1	Form of Supplemental Indenture No. 7 between Senior Housing Properties Trust and U.S. Bank National Association, including the form of 5.625% Senior Notes due 2042.

5.1	Opinion of Sullivan & Worcester LLP.

5.2	Opinion of Venable LLP.

8.1	Opinion of Sullivan & Worcester LLP re: tax matters.

23.1	Consent of Sullivan & Worcester LLP (contained in Exhibits 5.1 and 8.1).

23.2	Consent of Venable LLP (contained in Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST

	By:	/s/ Richard A. Doyle
Richard A. Doyle
Treasurer and Chief Financial Officer

Date: July 17, 2012